UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
July 29, 2009

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-34228	66-071-6485
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue
New York, New York 10171
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of General Maritime Corporation (the “Company”), dated July 29, 2009, reporting the Company’s financial results for the first quarter ended June 30, 2009.

The information set forth under Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

The Company announced on July 29, 2009 that its Board of Directors has adopted a new dividend policy commencing with the third quarter of 2009.  Under the Company’s new dividend policy, the Company intends to declare quarterly dividends with a target amount of $0.125 per share.  The Company intends to declare dividends in April, July, October and February of each year.

The Company’s payment of dividends will depend on provisions of applicable law and other factors that its Board of Directors may deem relevant. Under Marshall Islands law, a company may not declare or pay dividends if it is currently insolvent or would thereby be made insolvent. Marshall Islands law also provides that a company may declare dividends only to the extent of its surplus, or if there is no surplus, out of its net profits for the then current and/or immediately preceding fiscal years.

The actual declaration of future cash dividends, the amount of dividend payments, and the establishment of record and payment dates, is subject to final determination by the Company’s Board of Directors each quarter after its review of the Company’s financial performance.

Maintaining the dividend policy will depend on the Company’s cash earnings, financial condition and cash requirements and could be affected by factors, including the loss of a vessel, required capital expenditures, reserves established by the Board of Directors, increased or unanticipated expenses, additional borrowings or future issuances of securities, which may be beyond the Company’s control.

There can be no assurance that the Company’s future dividends will in fact be equal or similar to the amounts described in this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release dated July 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION
(Registrant)

By:	/s/ John C. Georgiopoulos
Name:	John C. Georgiopoulos
Title:	Executive Vice President

Date:  July 29, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 29, 2009.